Exhibit 10.3
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD
GRANT DATE:
PARTICIPANT: [Officer]
PERNR:
AGGREGATE

NUMBER

OF

UNITS
AWARDED:
EXPIRATION

DATE

OF

RESTRICTED
PERIOD:
This Award is made

under the General Mills, Inc. 2022 Stock Compensation

Plan (the "Plan"), and is subject to the terms
and

conditions

contained

in

the

Plan

document

and

this

Restricted

Stock

Unit

Award

Agreement

(“Agreement”).

The
Participant:

(i) acknowledges

receipt

of

a

copy of

the Plan

and

Plan

prospectus,

(ii)

represents

that

the

Participant

has
carefully read

and is

familiar with

the provisions

of this

Agreement and

the Plan,

and (iii)

hereby accepts

the Restricted
Stock Units subject

to all of the

terms and conditions

set forth herein,

and in the Plan.

If the Participant

does not wish to
receive the

Restricted Stock Units

and/or does not

consent and agree

to the terms

and conditions on

which the Restricted
Stock Units

are offered,

as set

forth in

this Agreement

and the

Plan, then

the Participant

must reject

this Award

via the
website of the Company’s designated broker,

no later than 60 days following the Grant Date.

If the Participant rejects this
Award,

this Award

will immediately

be forfeited and cancelled.

The Participant’s

failure to reject

this Award

within this
60 day period will constitute

the Participant’s acceptance

of this Award

and all terms and conditions

of this Award,

as set
forth in this Agreement and the Plan.
THIS AWARD,

dated

on

the

above

Grant

Date,

is made

by

General

Mills,

Inc.,

and

made

to

the

person

named

above

(the
"Participant" or referred to as “I”, “you”,

or “my”) (“Award”).
1.
Award

of Units
. Each

unit awarded

represents the

right to

receive one

share of

the Company

common stock,

par value

USD
0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.
Vesting/Payment

of Restricted Stock Units; Forfeiture.
(a)
Vesting/Payment

Schedule
. Restricted

Stock Units

shall vest

in tranches,

each tranche

having its

own 12

month
vesting period

occurring consecutively,

starting on

the Grant

Date.

Vested

units in

a tranche

shall be

paid on

the
respective Scheduled Vesting

Date, subject to the terms of this Agreement and the Plan.

Tranche Number of Units
Scheduled Vesting

Date
(b)
Forfeiture

of

Restricted

Stock

Units
.

The

Participant

acknowledges

that

the

Restricted

Stock

Units

awarded
hereunder are subject to forfeiture if the Participant’s

employment with the Company or any subsidiary or affiliated
companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)
Resignation or Termination

for Cause.

If the Participant’s

employment with the Company is terminated

by
either

(i)

resignation,

or

(ii)

a

discharge

due

to

Participant’s

illegal

activities,

poor

work

performance,
misconduct or violation of

the Company’s Code of

Conduct, policies or

practices, then these

Restricted Stock
Units, to the extent

they are not previously

vested as of the

Termination

Date, shall for no

consideration be
cancelled and forfeited.

For the avoidance of doubt,

“Termination

Date” for purposes of

this Award

will be
deemed to

occur as

of the

date Participant

is no

longer actively

providing services

as an

employee, unless
otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice
period that may be specified under contract or

applicable law with respect to such termination, including any
“garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.

(ii) Involuntary Termination.

If the Participant’s employment with the Company terminates involuntarily at the
initiation of the Company for any reason other than specified in Plan Section 11

(
Change in Control ), or (i),
(iv) or

(v)

in

this section

2, and

only

upon the

execution

(without

revoking)

of an

effective

general

legal
release and

such other

documents as

are satisfactory

to the

Company,

the unvested

Restricted Stock

Units
that are in

the tranche with

a Scheduled Vesting

Date within 12

months of the Termination

Date shall vest,
in an

amount equal

to the

pro-rata amount

based on

employment completed

during the

relevant 12

month
tranche

vesting period.

All other

unvested Restricted

Stock Units

shall be

forfeited

as of

the Termination
Date. All Restricted Stock Units that vest under this

paragraph shall be paid (or deferred, if properly elected)
on the respective Scheduled Vesting

Date otherwise applicable to such tranche.
(iii) Death
.

If

a

Participant

dies

while

employed

by

the

Company

during

any

applicable

vesting

period,

this
Award

shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month

following

death

to

the

designated

beneficiary

or

beneficiaries,

or

to

the

Participant's

estate

if

no
beneficiary is appropriately designated.

(iv) Retirement.

If the

termination of

employment is

due to the

Participant’s

retirement on

or after

age 55 and
completion

of at

least five

(5)

years of

service with

the

Company,

all Restricted

Stock

Units in

unvested
tranches

shall

vest

and

be

paid

(or

deferred,

if

properly

elected)

on

each

tranche’s

respective

Scheduled
Vesting

Date.

Notwithstanding

the

above, if

the

Termination

Date

is within

twelve

months

of

the

Grant
Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since grant prior to the Termination

Date within the first year

of the Restricted Period; the

Restricted Stock Units
that vest pursuant

to the previous

sentence shall be

paid (or deferred,

if properly elected)

on the Scheduled
Vesting Date applicable to the tranche under which they were awarded. The terms of this paragraph shall not
apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above;
said Participant shall be treated as provided in (b)(i)

(v)
Spin-offs

and

Other

Divestitures.

If

the

termination

of

employment

is

due

to

the

divestiture,

cessation,
transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the

Committee,

in

its

sole
discretion, shall determine the conversion, vesting, or other treatment of these Awards.

Such treatment shall
be consistent

with Code

Section 409A,

and in

particular will

take into

account whether

a separation

from
service has occurred within the meaning of Code Section 409A.
3. Dividend Equivalents.
For Restricted Stock Units awarded hereunder, any dividends or other distributions declared payable on
the Company’s

Stock on

or after

the Grant

Date until

the Award

is settled

and/or forfeited

shall be

credited notionally

to the
Participant

in

an amount

equal to

such declared

dividends

or other

distributions

on

an equivalent

number

of shares

of

Stock
(“Dividend Equivalents”).

Dividend Equivalents

so credited

shall be

paid if,

and only

to the

extent, the

underlying Restricted
Stock

Units

to

which

they

relate become

unrestricted

and vest,

as provided

under

the terms

of

the Plan

and

this Agreement.

Dividend Equivalents credited

in respect to

Restricted Stock

Units that

are forfeited under

the terms

of the

Plan and

this document,
are

correspondingly

forfeited.

No

interest

or

other

earnings

shall

be

credited

on

Dividend

Equivalents.

Vested

Dividend
Equivalents shall be paid in cash at the same time as the underlying Restricted Stock

Units to which they relate.
4.
Settlement of

Restricted Stock

Units.

Settlement shall

be completed

as soon

as administratively

practicable but

in no

event
later

than

30

days

after

the

date

the

Restricted

Stock

Units

vest,

except

where

such

settlement

following

a

Section

409A
Separation from

Service requires

a six-month

delay.

The Company

will provide

for settlement

in the

form of

shares of

Stock.

Awards

subject to proper deferral elections shall be deferred into the General Mills Deferred

Compensation Plan.
5. Non-Transferability
. The

Restricted Stock

Units may

not be

sold, assigned,

pledged, exchanged,

hypothecated, encumbered,
disposed of,

or otherwise

transferred, unless

otherwise provided

in the

Plan or

this Agreement.

Upon any

attempt to

transfer,
assign, pledge, hypothecate or otherwise dispose of the Restricted Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.
6.
Withholding

of Tax
. The

Participant acknowledges

that, regardless

of any

action

taken by

the Company

or,

if different,

the
subsidiary or

affiliated company

that employs

the Participant

(the “Employer”),

the ultimate liability

for all income

tax, social
contributions,

payroll

tax,

fringe

benefits

tax,

payment

on

account,

hypothetical

tax

or

other

tax-related

items

related

to

the
Participant’s

participation in

the Plan

and legally

applicable to

the Participant

or deemed

by the

Company or

the Employer

in
their discretion to be an

appropriate charge to the

Participant even if legally applicable

to the Company or the Employer

(“Tax-
Related Items”),

is and remains

the Participant’s

responsibility and

may exceed the

amount actually withheld

by the Company
or the Employer, if

any. The Participant further acknowledges

that the Company

and/or the Employer

(a) make no representations
or undertakings

regarding the treatment

of any Tax

-Related Items in

connection with

any aspect of

the Restricted Stock

Units,

including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the
receipt of any dividends, or dividend equivalents; and

(b) do not commit to and are under no obligation to structure the terms of
the grant

or any

aspect of

the Restricted Stock

Units to

reduce or

eliminate the

Participant’s

liability for

Tax-Related

Items or
achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any

relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the
Company and/or the Employer

(or former employer, as applicable)

may be required to

withhold or account

for Tax-Related Items
in more than one jurisdiction.
Prior

to

the

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Participant

agrees

to

make

adequate

arrangements
satisfactory to the

Company and/or the

Employer to satisfy all

Tax-Related

Items. In this regard,

unless otherwise approved

by
the Committee,

the Company

shall satisfy

the obligations

with regard

to all Tax

-Related Items

by one

or a

combination of

the
following:

(i)

withholding

from

the

Participant’s

wages

or other

cash

compensation

paid

to

the

Participant

by

the

Company
and/or the Employer; (ii)

withholding from the shares

of Stock to be delivered

upon settlement of the

Restricted Stock Units or
other awards

granted to

the Participant

or (iii)

permitting

the Participant

to tender

to the

Company

cash or,

if allowed

by the
Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for

Tax-Related Items by

considering applicable
statutory withholding rates

(as determined by

the Company in

good faith and

in its

sole discretion) or

other applicable withholding
rates, including maximum applicable rates, in which case the

Participant will receive a refund of any over-withheld

amount and
will have

no entitlement

to the

share equivalent.

If the

obligation

for Tax

-Related Items

is satisfied

by withholding

from the
shares of

Stock to be

delivered upon

vesting of

the Restricted

Stock Units,

for tax purposes,

the Participant

is deemed

to have
been issued the full number of

shares of Stock subject to the Restricted

Stock Units, notwithstanding that

a number of shares of
Stock

are held

back

solely for

the purpose

of paying

the Tax

-Related Items.

The Participant

will have

no further

rights with
respect to any shares of Stock that are retained by the Company pursuant to this provision.
The

Participant

agrees

to

pay

to

the

Company

or

the

Employer

any

amount

of

Tax-Related

Items

that

the

Company

or

the
Employer

may

be required

to withhold

or account

for

as a

result

of the

Participant’s

participation

in the

Plan that

cannot be
satisfied by the

means previously described.

The Company may

refuse to issue

or deliver shares

of Stock or

proceeds from the
sale of shares

of Stock until

arrangements satisfactory to the

Company have been made

in connection with

the Tax-Related Items.
7.
Restrictive Covenants; Confidential

Information; Work

Product
. The Participant

agrees to cooperate with

the Company in
any way needed

in order to comply

with, or fulfill the

terms of the Plan

and this Award

document.

As a term and

condition of
this Award,

Participant agrees to the following terms:

a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect

such information

as confidential

to the

Company,

and not

to engage

in any

unauthorized use

or
disclosure of

such information

for so

long as

such information

qualifies as

Confidential Information.

I agree
that after my employment

with the Company terminates for any

reason, including “retirement” as that

term is
used in the

Plan, I will

not use or

disclose, directly or

indirectly,

Company Confidential

Information or trade
secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does

not prevent me

from filing a

complaint with a

government agency (including the

Securities
and Exchange Commission,

Department of Justice,

Equal Employment Opportunity

Commission and others)
or from

participating

in an

agency proceeding.

This document

also does

not prevent

me from

providing

an
agency with information, including

this document, unless

such information is

legally protected from disclosure
to third parties.

I do not need

prior company authorization to take these actions,

nor must I notify the

company
I have done so.
Also, as provided in 18

U.S.C. 1833(b), I cannot be

held criminally or civilly liable

under any federal or state
trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official,

either directly

or indirectly,

or to

an attorney,

solely for

the purpose

of reporting

or investigating

a
suspected violation

of law;

or (B) in

a complaint

or other

document filed

in a lawsuit

or other proceeding,

if
such filing is made under seal.
General Mills Confidential Information

means any non-public information

I create, receive, use or observe

in
the performance

of my

job at

General Mills,

including trade

secrets.

Examples of

Confidential Information
include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer,

vendor or partner client or contact lists, financial data,
technological

developments,

manufacturing

processes

and

specifications,

product

formulas,

ingredient
specifications, software code, and all other proprietary information which is not publicly available to others.

Prior

to

leaving

the

Company,

I

agree

to

return

all

materials

in

my

possession

containing

Confidential
Information,

as

well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or
developed by me in connection with my employment with the Company.
b.
I

agree

to

promptly

tell

General

Mills

about

any

ideas,

concepts,

improvements,

designs,

inventions,
discoveries,

and

creative

works

(collectively,

“Work

Product”)

which

I

conceive

or

create

during

my
employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically

and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work

Product, and all such intellectual property rights
shall be solely and exclusively owned by General Mills.

“Intellectual property rights” means patent rights,
copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the
world.
During my employment with General Mills and anytime thereafter,

I will take all necessary steps, at General
Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to
enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal
proceedings pertaining to any General Mills intellectual property rights.
c. [
This Section

7.c. does

not apply

to California,

Colorado, Minnesota,

and Washington

-based employees.
] I
agree that for one year after I leave the

Company, including retiring from the Company,

I will not work on any
product, brand category, process,

or service: (A)

on which

I worked,

or about which

I had

access to

Confidential
Information, in the year immediately preceding my termination

(including retirement) from General Mills, and
(B) which competes with General Mills products, brand categories, processes, or related services.

d.
I agree that

for one year

after I leave General

Mills, including retiring

from the Company,

I will refrain

from
directly or indirectly

soliciting Company employees

for the purpose of

hiring them or inducing

them to leave
their employment with the Company.
e.
I agree

that after I

leave General

Mills, including

retiring from

the Company,

I will

indefinitely refrain

from
using Company client or

contact lists, and

for two years

I will refrain

from soliciting the

Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award,

termination and forfeiture
of any unvested Units,

and/or required payment to

the Company of all or

a portion of any monetary

gains acquired by the
Participant as a result of

the Award,

unless the Award

vested and was settled more

than four (4) years prior

to the breach.

The foregoing remedies

are in addition

to, and not in

lieu of injunctive relief

and/or any other legal

or equitable remedies
available under applicable law.
8. Nature of Grant
. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)
the

Plan

is

established

voluntarily

by

the

Company,

it

is

discretionary

in

nature

and

it

may

be

modified,
amended, suspended or

terminated by

the Company, in its

sole discretion, at

any time (subject

to any limitations
set forth in the Plan);
(b)
the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other
right

to

receive

future

grants

of

restricted

stock

units,

or

benefits

in

lieu

of

restricted

stock

units,

even

if
restricted stock units or other

awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;

(e) the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract

with the Company or any of its Subsidiaries or affiliated
companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship

(as otherwise may be permitted under local law);
(f)
unless otherwise agreed with the Company,

the Restricted Stock Units and any shares of Stock acquired

upon
vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration
for, or

in connection with,

any service the

Participant may provide

as a director

of any subsidiary

or affiliate
of the Company;
(g) the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,
termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or
retirement or welfare benefits

or similar payments and

in no event should be

considered as compensation for,
or relating

in any

way to,

past services

for the

Company,

the Employer

or any

subsidiary or

affiliate

of the
Company;
(h)
the future value of the shares of

Stock underlying the Restricted Stock Units

is unknown, indeterminable, and
cannot be predicted with certainty;

(i)
upon vesting of the Restricted

Stock Units, the value of

such shares of Stock

may increase or decrease

in value;

(j)
no claim or

entitlement to

compensation or

damages shall

arise from

forfeiture of

the Restricted Stock

Units
resulting from termination

of the Participant’s

employment (for any

reason whatsoever and whether

or not in
breach

of

local

labor

laws

or

later

found

invalid)

and,

in

consideration

of

the

Restricted

Stock

Units,

the
Participant agrees not to institute any claim against the Company or the Employer;
(k)
the

Restricted

Stock

Units

and

the

rights

evidenced

by

this

Agreement

do

not

create

any

entitlement

not
otherwise specifically

provided for

in the

Plan to

have the

Restricted Stock

Units transferred

to, or

assumed
by,

another

company,

nor to

be exchanged,

cashed

out or

substituted

for,

in connection

with any

corporate
transaction affecting the shares of Stock; and
(l)
neither the Company nor

any of its

Subsidiaries or affiliated companies shall

be liable for any

foreign exchange
rate fluctuation

between the

Participant’s

local currency

and the

U.S. dollar

that may

affect the

value of

the
Restricted Stock

Units or

any amounts

due to

the Participant

pursuant to

the vesting

of the

Restricted Stock
Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.
9. Data Privacy .
If the

Participant would like

to participate in

the Plan, the

Participant will

need to review

the information provided
in this

Section 9

and, where

applicable, declare

the Participant’s

consent to

the processing

of personal

data by

the Company
and the third parties stated below.

If the Participant is based in the

European Union (“EU”), European

Economic Area (“EEA”) or

United Kingdom, please note
that General

Mills, Inc. with

registered

address at

One General Mills

Boulevard,

Minneapolis, MN 55426

-1347, U.S.A., is

the
controller responsible

for the processing of the Participant’s

personal data in connection with the Agreement

and the Plan.
(a)
Data

Collection

and

Usage.

The

Company

collects,

processes,

uses

and

transfers

certain

personally-
identifiable

information

about

the

Participant,

specifically,

the

Participant’s

name,

home

address

and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other

identification
number, salary,

nationality, job title, any shares of Stock

or directorships held in the

Company or any affiliated
company,

details of all Restricted

Stock Units or

any other entitlement

to shares

of Stock awarded,

canceled,
exercised, settled, vested, unvested or outstanding in

the Participant’s favor,

which the Company receives from
the

Participant

or

the

Employer

(the

“Data”).

The

Company

collects,

processes

and

uses the

Data

for

the
purposes

of

performing

its

contractual

obligations

under

this

Agreement,

implementing,

administering

and

managing

the

Participant’s

participation

in

the

Plan

and

facilitating

compliance

with

applicable

tax

and
securities law.

If the Participant

is based in

the EU, EEA

or United Kingdom,

the legal basis

for the processing

of the Data
by the Company is

the necessity of the

processing for the Company to

perform its contractual obligations

under
this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,
administering employee equity awards and

complying with its contractual and statutory obligations.

If

the

Participant

is

based

in

any

other

jurisdiction,

the

legal

basis

for

the

processing

of

the

Data

by

the
Company is the Participant’s

consent as further described below.
(b)
Stock Plan Administration Service Providers.

The Company transfers Data to E*TRADE Financial Corporate
Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration

and management of the

Plan.

In the future, the

Company may select
a

different

service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The
Company’s

service provider

will maintain

an account

for the

Participant to

administer the

Restricted Stock
Units. The processing of Data

will take place

through both electronic and non-electronic means. Data will

only
be

accessible

by

those

individuals

requiring

access

to

it

for

purposes

of

implementing,

administering

and
operating the Plan.
(c)
International Data Transfers. The Company and its service providers are based in the United

States and India.
The Participant’s

country or jurisdiction may have different data privacy laws and protections than the

United
States and India.

An appropriate

level of protection

can be achieved

by implementing safeguards

such as the
Standard Contractual Clauses adopted by

the EU Commission.
If

the

Participant

is

based

in

any

other

jurisdiction,

the

Data

will

be

transferred

from

the

Participant’s
jurisdiction

to

the

Company

and

onward

from

the

Company

to

any

of

its

service

providers

based

on

the
Participant’s

consent, as further described below.
(d)
Data

Retention.

The

Company

will

use

the

Data

only

as

long

as

necessary

to

implement,

administer

and
manage

the

Participant’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or

regulatory
obligations, including

tax and

securities laws.

When the

Company no

longer needs

the Data,

the Company
will remove

it from

its systems.

If the

Company keeps

data longer,

it would

be to

satisfy legal

or regulatory
obligations and

the Company’s

legal basis would

be relevant

laws or regulations

(if the Participant

is in the
EU, EEA or United Kingdom) or the

Participant’s

consent (if the Participant is outside

the EU, EEA or United
Kingdom).
(e)
Data Subject Rights. The Participant may

have a number of rights

under data privacy laws in

the Participant’s
jurisdiction. Subject to the conditions

set out in the applicable law and

depending on where the

Participant is
based,

such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the
Company, (ii) rectification

of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data,
(v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with
competent

authorities

in

the

Participant’s

jurisdiction,

and/or

to

(viii)

receive

a

list

with

the

names

and
addresses

of any

potential

recipients

of Data.

To

receive

clarification

regarding

these rights

or to

exercise
these rights, the Participant can contact HR Direct.
(f)
Necessary Disclosure

of Personal

Data. The Participant

understands that providing

the Company with

Data
is necessary for the

performance of the Agreement and that the Participant’s refusal to provide the Data would make it

impossible for

the Company

to perform

its contractual

obligations and

may affect

the Participant’s
ability to participate in the Plan.
(g)
Declaration

of

Consent

(if

the

Participant

is

outside

the

EU,

EEA

and

United

Kingdom).

The

Participant
hereby unambiguously consents to the collection, use

and transfer,

in electronic or other form, of the Data, as
described above and

in any other

grant materials, by

and among, as

applicable, the Employer,

the Company
and

any

affiliated

company

for

the

exclusive

purpose

of

implementing,

administering

and

managing

the
Participant’s

participation

in

the

Plan.

The

Participant

understands

that

the

Participant

may,

at

any

time,
refuse or withdraw

the consents herein,

in any case without cost,

by contacting HR Direct.

If the Participant
does

not consent

or

later

seeks to

revoke

the Participant’s

consent,

the

Participant’s

employment

status

or
service

with

the

Employer

will

not

be

affected;

the

Participant’s

consequence

of

refusing

or

withdrawing
consent is

that the

Company would

not be

able to award

the Participant

Restricted Stock

Units or

any other
equity award to

the Participant or

administer or maintain

such awards.

Therefore, the Participant understands

that refusing

or withdrawing consent

may affect the Participant’s

ability to participate in

the Plan. For

more
information on the consequences of

refusal to consent or withdrawal of

consent, the Participant should contact
HR Direct.
10.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws
. By participating in

the Plan, the

Participant agrees to

comply with the

Company’s policy
on insider trading

(to the extent that

it is applicable to

the Participant), the Participant

further acknowledges that,

depending on
the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the

Participant may be subject
to insider trading

restrictions and/or market

abuse laws

that may affect

the Participant’s ability to

accept, acquire, sell

or otherwise
dispose of shares of

Stock, rights to shares of

Stock (e.g., restricted stock

units) or rights linked

to the value of shares

of Stock,
during such

times the

Participant is

considered to

have “inside

information” regarding

the Company

as defined

by the

laws or
regulations in the

Participant’s country.

Local insider trading laws

and regulations may prohibit

the cancellation or amendment
of orders the

Participant places before

he or she possessed

inside information. Furthermore,

the Participant could

be prohibited
from (i) disclosing the inside information to any third party (other than on a “need to know” basis)

and (ii) “tipping” third parties
or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under

these laws or

regulations are

separate from and

in addition to

any restrictions that

may be imposed

under any
applicable

Company

insider trading

policy.

The Participant

acknowledges

that it

is the

Participant’s

responsibility

to comply
with any applicable restrictions,

and that the Participant

should therefore consult the

Participant’s personal advisor on this matter.
12.
Electronic

Delivery
.

The

Participant

agrees,

to

the

fullest

extent

permitted

by

law,

in

lieu

of

receiving

documents

in

paper
format, to accept electronic delivery of

any documents that the Company and

its Subsidiaries or affiliated companies may

deliver
in connection with this grant

and any other grants offered

by the Company,

including prospectuses, grant notifications,

account
statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a

document

may

be

made

via

the
Company’s email system or by reference to a

location on the Company’s intranet or website or

a website of the

Company’s agent
administering the Plan. By

accepting this grant, whether

electronically or otherwise, the

Participant hereby consents to

participate
in the Plan through such

system, intranet, or website, including but

not limited to the use

of electronic signatures or click-through
electronic acceptance of terms and conditions.
13.
English Language
. The Participant

acknowledges and agrees

that it is

the Participant’s

express intent that

this Agreement and
the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted

Stock
Units be drawn

up in English.

To

the extent the

Participant has been

provided with

a copy of

this Agreement,

the Plan, or

any
other documents relating to this Award

in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14. Addendum.
Notwithstanding any provisions in this Agreement, the Restricted Stock

Units shall be subject to any special terms
and conditions

set forth in

the Country-Specific

Addendum to this

Agreement (the

“Addendum”). Moreover,

if the Participant
transfers to one of the countries included in such Addendum,

the special terms and conditions for such country

will apply to the
Participant, to the extent

the Company determines that the

application of such terms and

conditions is necessary or advisable

to
comply with local law or facilitate

the administration of the Plan (or the

Company may establish alternative terms and conditions
as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.
Not

a

Public

Offering
.

The

award

of

the

Restricted

Stock

Units

is

not

intended

to

be

a

public

offering

of

securities

in

the
Participant’s

country

of

employment (or

country

of residence,

if different).

The Company

has

not submitted

any registration
statement, prospectus

or other

filings with

the local

securities authorities

(unless otherwise

required under

local law),

and the
award

of

the

Restricted

Stock

Units

is

not

subject

to

the

supervision

of

the

local

securities

authorities.
No

employee

of

the
Company

or

any

of

its

Subsidiaries

or

affiliated

companies

is

permitted

to

advise

the

Participant

on

whether

he/she

should
participate

in

the

Plan.

Acquiring

shares

of

Stock

involves

a

degree

of

risk.

Before

deciding

to

participate

in

the

Plan,

the
Participant should carefully

consider all risk factors relevant

to the acquisition of shares

of Stock under the Plan

and carefully
review all

of the

materials related

to the

Restricted Stock

Units and

the Plan.

In addition,

the Participant

should consult

with
his/her personal advisor for professional investment advice.
16. Repatriation; Compliance with Law.

The Participant agrees to repatriate

all payments attributable to the

shares of Stock and/or
cash acquired under

the Plan in

accordance with

applicable foreign exchange

rules and regulations

in the Participant’s

country
of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent
to any and

all actions taken

by the Company

and any of

its Subsidiaries and

affiliated companies,

as may be

required to

allow
the

Company

and

any

of

its Subsidiaries

and

affiliated

companies

to

comply

with

local

laws,

rules

and/or

regulations

in

the
Participant’s

country of

employment (and

country of

residence, if

different). Finally,

the Participant

agrees to

take any and

all
actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the
Participant’s country of

employment and country of residence, if different).

17.
Imposition

of

Other

Requirements.

The

Company

reserves

the

right

to

impose

other

requirements

on

the

Participant’s
participation in

the Plan,

on the

Restricted Stock

Units, and

on any

shares of

Stock acquired

under the

Plan, to

the extent

the
Company determines

it is necessary

or advisable

for legal

or administrative

reasons, and

to require

the Participant

to sign

any
additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.
Committee’s Powers.
No provision contained in this Agreement shall in any way terminate, modify or alter,

or be construed or
interpreted as terminating, modifying or

altering any of the powers, rights or

authority vested in the Committee or,

to the extent
delegated, in its delegate,

pursuant to the terms

of the Plan or

resolutions adopted in furtherance

of the Plan, including,

without
limitation, the right

to make certain

determinations and elections

with respect to

the Restricted Stock

Units. Any dispute

regarding
the interpretation of this

Agreement or the terms

of the Plan shall be submitted

to the Committee or

its delegate who shall

have
the discretionary

authority to

construe the

terms of

this Agreement,

the Plan,

and all

documents ancillary

to this

Award.

The
decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to
its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the
Plan or Award

to the U.S. Employee Retirement Income Security Act
.
19.
Binding Effect.

This Agreement shall be binding upon

and inure to the benefit

of any successors to the Company

and all persons
lawfully claiming under the Participant.
20.
Governing Law and

Forum
. Without limiting

the effect of

section 17, this

Agreement shall be governed

by,

and construed in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.
Severability
. The provisions

of this Agreement are

severable and if any

one or more

of the provisions

are determined to

be illegal
or otherwise unenforceable, in

whole or in part,

the Agreement shall be reformed

and construed so that it would

be enforceable
to the maximum extent legally possible, and

if it cannot be so

reformed and construed, as if such

unenforceable provision, or part
thereof, had never been contained herein.

22. Waiver
. The waiver by the Company

with respect to Employee’s

(or any other participant’s)

compliance with any provision of
this Agreement

shall not

operate or

be construed

as a

waiver of

any other

provision of

this Agreement,

or of

any subsequent
breach by such party of a provision of this Agreement.
A copy

of the

Plan and

the Prospectus

to the

General Mills,

Inc. 2022Stock

Compensation Plan

is available

on G&Me

by searching
“2022 Stock Compensation

Plan”.

A copy of the

Company’s latest

Annual Report on

Form 10-K is

also available on

the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.

GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD
GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
AGGREGATE

NUMBER

OF

UNITS

SUBJECT
TO AWARD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award

is made under

the General Mills,

Inc. 2022 Stock

Compensation Plan (the "Plan"),

and is subject to

the terms
and

conditions

contained

in

the

Plan

document

and

this

Restricted

Stock

Unit

Award

Agreement

(“Agreement”).

The
Participant:

(i)

acknowledges

receipt

of

a

copy

of

the

Plan

and

Plan

prospectus,

(ii)

represents

that

the

Participant

has
carefully

read

and is

familiar

with the

provisions

of this

Agreement

and the

Plan, and

(iii) hereby

accepts the

Restricted
Stock Units

subject to

all of the

terms and

conditions set

forth herein,

and in

the Plan.

If the

Participant does

not wish

to
receive the

Restricted Stock

Units and/or

does not

consent and

agree to

the terms

and conditions

on which

the Restricted
Stock

Units are

offered,

as set

forth

in this

Agreement

and the

Plan, then

the Participant

must reject

this Award

via the
website of the Company’s

designated broker,

no later than 60 days following

the Grant Date.

If the Participant rejects this
Award, this Award

will immediately be forfeited and cancelled.

The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS

AWARD,

dated

on

the

above

Grant

Date,

is

made

by

General

Mills,

Inc.,

and

made

to

the

person

named

above

(the
"Participant" or referred to as “I”, “you”,

or “my”) (“Award”).
1. Award of Units . Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per

share

(“Stock”).

The

units

granted

pursuant

to

this

Agreement

are

referred

to

as

the

“Restricted

Stock

Units”.

Except

as
otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.
Vesting of

Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a) Vesting Schedule
. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period
occurring consecutively, starting on the

Grant Date.

Vested units in a

tranche shall be

paid on

the respective Scheduled
Vesting

Date, subject to the terms of this Agreement and the Plan.

Tranche Number of Units
Scheduled Vesting

Date
(b)
Forfeiture

of

Restricted

Stock

Units
.

The

Participant

acknowledges

that

the

Restricted

Stock

Units

awarded
hereunder are

subject to forfeiture

if the Participant’s

employment with the

Company or any

subsidiary or affiliated
companies (the “Company”)

terminates under certain

circumstances before the

respective Scheduled Vesting

Dates,
as herein provided.

(i)
Termination

for Cause.

If the Participant’s employment with the Company

is terminated by a discharge due
to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of
Conduct, policies or practices, then these Restricted Stock Units,

to the extent they are not fully vested as of
the Termination Date, shall for

no consideration be cancelled

and forfeited in

their entirety. For the avoidance
of doubt, “Termination

Date” for purposes of

this Award

will be deemed

to occur as of

the date Participant
is no longer actively providing

services as an employee, unless otherwise determined

by the Company in its
sole discretion, and

no vesting shall

continue during any

notice period that

may be specified

under contract
or applicable law with respect to such termination, including any “garden leave” or similar period,

except as
may otherwise be permitted in the Company’s

sole discretion.
(ii)
Involuntary

Termination/Early

Retirement.

If

the

Participant’s

employment

by

the

Company

terminates
involuntarily at

the initiation

of the

Company for

any reason

other than

specified in

Plan Section

11,

or (i),
(iv) or (v) herein

or if the Participant

retires on or after

age 55 but before

age 62, the unvested

Restricted Stock
Units that are

in the tranche

with a Scheduled

Vesting

Date within 12

months of the

Termination

Date shall

vest, in an amount equal

to the pro-rata

amount based on employment completed

during the relevant 12

month
tranche vesting period. All

other unvested Restricted Stock

Units shall be

forfeited as of the

Termination Date.
Restricted Stock

Units that

vest under

this paragraph

shall be

paid (or

deferred, if

properly elected)

on the
respective Scheduled Vesting

Date otherwise applicable to such tranche. No Restricted Stock Units shall vest upon involuntary

termination under

this provision

without the

execution (without

revoking) of

an effective
general legal release and such other documents as are satisfactory to the Company.
(iii) Death
.

If a Participant

dies while employed

by the Company

during any applicable vesting

period, this Award
shall become fully

vested, effective as

of the date of

death, and shall be

paid as of the

first day of

the month
following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.

(iv) Normal Retirement. If the termination of employment is due to the Participant’s retirement on or after age 62, all Restricted Stock Units

in unvested tranches shall

vest, and be paid

(or deferred, if properly

elected) on each
tranche’s

respective Scheduled

Vesting

Date. Notwithstanding

the above,

if the

Termination

Date is

within
twelve months

of the Grant

Date, the Award

shall not fully

vest but rather

vest on a

pro rata basis

based on
employment completed since Grant

Date to the

Termination Date within the first

year of the Restricted

Period.
Restricted Stock

Units that

vest under

this paragraph

shall be

paid (or

deferred, if

properly elected)

on the
respective Scheduled Vesting Date otherwise applicable to

such tranche. Notwithstanding the

above, the terms
of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above.

(v)
Spin-offs

and

Other

Divestitures.

If

the

termination

of

employment

is

due

to

the

divestiture,

cessation,
transfer, or spin-off of a

line of business

or other activity

of the Company, the

Committee, in its

sole discretion,
shall determine the conversion, vesting,

or other treatment of

these Awards. Such treatment shall be consistent
with

Code

Section 409A,

and

in

particular

will

take

into

account

whether

a

separation

from

service

has
occurred within the meaning of Code Section 409A.
3. Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award

until the Award

is settled and/or forfeited shall be credited notionally

to the Participant in an amount equal to such
declared

dividends

or

other

distributions

on

an

equivalent

number

of

shares

of

Stock

(“Dividend

Equivalents”).

Dividend
Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and

vest, as

provided under

the terms

of the

Plan and

this Agreement.

Dividend Equivalents

credited in

respect to
Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited.

No interest
or other earnings shall be credited

on Dividend Equivalents.

Vested

Dividend Equivalents shall be paid in

cash at the same time
as the underlying Restricted Stock Units to which they relate.
4.
Settlement of Restricted Stock Units.

Settlement shall be completed as soon as administratively practicable but in no event later
than

30

days

after

the

date

on

which

payment

is

supposed

to

be

made

under

this

Agreement,

except

where

such

settlement
following a

Section 409A

Separation from

Service requires

a six-month

delay.

The Company

will provide

for settlement

in the
form of shares of Stock.
5. Non-Transferability
.

The

Restricted

Stock

Units

may

not be

sold, assigned,

pledged,

exchanged,

hypothecated,

encumbered,
disposed

of, or

otherwise

transferred,

unless otherwise

provided

in the

Plan or

this Agreement.

Upon any

attempt to

transfer,
assign, pledge, hypothecate or

otherwise dispose of the Restricted

Stock Units or of such rights

contrary to the provisions hereof
or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.
6.
Withholding

of

Tax
.

The

Participant

acknowledges

that,

regardless

of

any

action

taken

by

the

Company

or,

if

different,

the
subsidiary or

affiliated company

that employs

the Participant

(the “Employer”),

the ultimate

liability for

all income

tax, social
contributions,

payroll

tax,

fringe

benefits

tax,

payment

on

account,

hypothetical

tax

or

other

tax-related

items

related

to

the
Participant’s participation in the Plan and legally applicable to the

Participant or deemed by the Company

or the Employer in their
discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related
Items”),

is and

remains

the

Participant’s

responsibility

and

may

exceed

the

amount

actually

withheld

by

the

Company

or

the
Employer,

if any.

The Participant

further acknowledges

that the

Company and/or

the Employer

(a) make no

representations or
undertakings

regarding

the

treatment

of

any

Tax-Related

Items

in

connection

with

any

aspect

of

the

Restricted

Stock

Units,
including, but not

limited to, the grant,

vesting, the subsequent

sale of shares of

Stock acquired pursuant

to such vesting and

the
receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of
the Restricted

Stock Units

to reduce

or eliminate

the Participant’s

liability for

Tax-Related

Items or

achieve any

particular tax
result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and

the date
of

any

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Participant

acknowledges

that

the

Company

and/or

the

Employer (or

former employer,

as applicable)

may be

required to

withhold or

account for

Tax-Related

Items in

more than

one
jurisdiction.
Prior

to

the

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Participant

agrees

to

make

adequate

arrangements
satisfactory to

the Company

and/or the

Employer to

satisfy all

Tax-Related

Items. In

this regard,

unless otherwise

approved by
the Committee,

the Company

shall satisfy

the obligations

with regard

to all

Tax-Related

Items by

one or

a combination

of the
following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by

the Company and/or
the Employer;

(ii) withholding

from the

shares of

Stock to

be delivered

upon settlement

of the

Restricted Stock

Units or

other
awards granted to the Participant or

(iii) permitting the Participant to tender

to the Company cash or, if allowed

by the Committee,
shares of Stock.
Depending on the

withholding method, the

Company may withhold

or account for

Tax-Related

Items by considering

applicable
statutory withholding rates (as determined by

the Company in good

faith and in its

sole discretion) or other applicable

withholding
rates, including maximum

applicable rates, in which

case the Participant

will receive a

refund of any

over-withheld amount

and
will have no entitlement to

the share equivalent. If the

obligation for Tax-Related Items is satisfied by withholding from the shares
of Stock to be

delivered upon vesting of the

Restricted Stock Units, for tax

purposes, the Participant is deemed

to have been issued
the full number of shares of Stock subject to

the Restricted Stock Units, notwithstanding that a number of shares of Stock are held
back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees

to pay

to the

Company or

the Employer any

amount of

Tax-Related Items that the

Company or

the Employer
may be required to withhold

or account for as a result

of the Participant’s

participation in the Plan that

cannot be satisfied by

the
means previously described.

The Company may

refuse to issue or

deliver shares of

Stock or proceeds

from the sale

of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
7.
Restrictive Covenants;

Confidential Information;

Work

Product
. The

Participant agrees

to cooperate

with the

Company in
any way

needed in order

to comply with,

or fulfill

the terms of

the Plan and

this Award

document.

As a term

and condition of
this Award,

Participant agrees to the following terms:

a.
I agree to use

General Mills Confidential

Information only as needed

in the performance of

my duties, to hold
and

protect

such

information

as confidential

to

the

Company,

and

not

to

engage

in any

unauthorized

use

or
disclosure of such information for

so long as

such information qualifies as Confidential

Information. I agree that
after my employment

with the Company terminates

for any reason, including

“retirement” as that term

is used
in the Plan, I will not use or disclose,

directly or indirectly,

Company Confidential Information or

trade secrets
for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a

complaint with a government agency (including the Securities and Exchange

Commission, Department

of Justice,

Equal Employment

Opportunity Commission

and others)
or

from

participating

in

an

agency

proceeding.

This

document

also

does

not

prevent

me

from

providing

an
agency with information, including this document, unless such information is legally protected from disclosure to third parties.

I do not need prior company authorization to take these actions, nor must I notify the company
I have done so.
Also, as provided

in 18 U.S.C.

1833(b), I cannot

be held criminally

or civilly liable

under any federal

or state
trade secret law

for making a trade

secret disclosure: (A)

in confidence to

a federal, state, or

local government
official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of

reporting

or

investigating

a
suspected violation

of law;

or (B)

in a

complaint or

other document

filed in

a lawsuit

or other

proceeding, if
such filing is made under seal.
General Mills

Confidential Information

means any

non-public information

I create,

receive, use

or observe

in
the

performance

of my

job

at General

Mills, including

trade

secrets.

Examples

of Confidential

Information
include marketing, merchandising,

business plans, business

methods, pricing, purchasing,

licensing, contracts,
employee, supplier

or customer information,

customer, vendor

or partner client

or contact lists,

financial data,
technological

developments,

manufacturing

processes

and

specifications,

product

formulas,

ingredient
specifications, software code, and all other proprietary information which is not publicly available to others.
Prior

to

leaving

the

Company,

I

agree

to

return

all

materials

in

my

possession

containing

Confidential
Information,

as

well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or
developed by me in connection with my employment with the Company.

b.
I agree to

promptly tell General

Mills about any

ideas, concepts, improvements,

designs, inventions, discoveries,
and

creative

works

(collectively,

“Work

Product”)

which

I

conceive

or

create

during

my

employment

with
General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically

and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work

Product, and all such intellectual property rights
shall be solely and exclusively owned by General Mills.

“Intellectual property rights” means patent rights,
copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the
world.
During my employment with General Mills and anytime thereafter,

I will take all necessary steps, at General
Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to
enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal
proceedings pertaining to any General Mills intellectual property rights.
c. [
This Section

7.c.

does not

apply

to

California,

Colorado, Minnesota,

and

Washington

-based

employees.
] I
agree that for one year after I leave the Company,

including retiring from the Company,

I will not work on any
product, brand category, process, or service: (A) on

which I worked, or about

which I had access

to Confidential
Information, in the year immediately

preceding my termination (including retirement)

from General Mills, and
(B) which competes with General Mills products, brand categories, processes, or related services.

d.
I agree

that for

one year

after I

leave General

Mills, including

retiring from

the Company,

I will

refrain from
directly or

indirectly soliciting

Company employees

for the

purpose of

hiring them

or inducing

them to

leave
their employment with the Company.
e.
I agree

that after

I leave

General Mills,

including retiring

from the

Company,

I will

indefinitely refrain

from
using Company client or contact lists, and for two years I

will refrain from soliciting the Company’s customers.

f.
I agree

that for

one year

after I

leave General

Mills, including

retiring from

the Company,

I will

refrain from
directly or

indirectly soliciting

Company employees

for the

purpose of

hiring them

or inducing

them to

leave
their employment with the Company.
A breach of the

obligations set forth in

this paragraph may result

in the rescission

of the Award,

termination and forfeiture
of any unvested

Units, and/or required

payment to the

Company of all

or a portion

of any monetary

gains acquired

by the
Participant as a

result of the

Award,

unless the Award

vested and

was settled more

than four (4)

years prior to

the breach.

The foregoing

remedies are

in addition

to, and

not in

lieu of

injunctive relief

and/or any

other legal

or equitable

remedies
available under applicable law.
8.
Nature of Grant
. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)
the Plan

is established voluntarily

by the Company, it

is discretionary in

nature and it

may be modified,

amended,
suspended or terminated by the Company,

in its sole discretion, at any time

(subject to any limitations set forth
in the Plan);
(b)
the grant of the Restricted Stock

Units is voluntary and occasional and

does not create any contractual

or other
right to receive

future grants of

restricted stock units,

or benefits

in lieu of

restricted stock units,

even if restricted
stock units or other awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;

(e)
the Restricted Stock Units and

the Participant’s

participation in the Plan shall

not create a right to employment
or be interpreted

as forming an

employment contract with

the Company or

any of its

Subsidiaries or affiliated
companies and shall

not interfere with the

ability of the Company

or the Employer,

as applicable, to terminate
the Participant’s employment relationship

(as otherwise may be permitted under local law);
(f)
unless otherwise agreed

with the Company,

the Restricted Stock

Units and any

shares of Stock

acquired upon
vesting of the Restricted Stock

Units, and the income from and

value of same, are not granted as

consideration
for, or in connection with, any service the

Participant may provide as a director of any subsidiary or affiliate of the Company;
(g)
the Restricted Stock Units and

any shares of Stock

acquired under the Plan

and the income and

value of same,
are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,
termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or
retirement or

welfare benefits or

similar payments

and in no

event should

be considered

as compensation

for,
or

relating

in

any

way

to,

past services

for

the

Company,

the

Employer

or

any

subsidiary

or

affiliate

of

the
Company;
(h)
the future value

of the shares

of Stock underlying

the Restricted Stock

Units is unknown,

indeterminable, and
cannot be predicted with certainty;

(i)
upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;

(j)
no claim

or entitlement

to compensation

or damages

shall arise

from forfeiture

of the

Restricted Stock

Units
resulting from

termination of

the Participant’s

employment (for

any reason

whatsoever and

whether or

not in
breach

of

local

labor

laws

or

later

found

invalid)

and,

in

consideration

of

the

Restricted

Stock

Units,

the
Participant agrees not to institute any claim against the Company or the Employer;
(k)
the

Restricted

Stock

Units

and

the

benefits

evidenced

by

this

Agreement

do

not

create

any

entitlement

not
otherwise

specifically

provided

for

in

the

Plan

or

provided

by

the

Company

in

its

discretion,

to

have

the
Restricted Stock Units

or any such

benefits transferred to,

or assumed

by, another company, nor to

be exchanged,
cashed out or substituted for, in connection

with any corporate transaction affecting the shares of Stock; and
(l)
neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation

between

the Participant’s

local currency

and

the U.S.

dollar

that may

affect

the value

of the
Restricted Stock

Units or

any

amounts

due

to the

Participant

pursuant

to the

vesting

of the

Restricted Stock
Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.
9. Data Privacy .
If the Participant would

like to participate in the

Plan, the Participant will

need to review the information provided
in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If the Participant

is based in

the European

Union (“EU”), European

Economic Area

(“EEA”) or United

Kingdom, please note
that General

Mills, Inc.

with registered

address

at One

General Mills

Boulevard,

Minneapolis, MN

55426-1347,

U.S.A., is

the
controller responsible

for the processing of the Participant’s

personal data in connection with the Agreement

and the Plan.
(a)
Data

Collection

and

Usage.

The

Company

collects,

processes,

uses

and

transfers

certain

personally-identifiable
information about the Participant, specifically,

the Participant’s

name, home address and telephone number,

email
address,

date

of

birth, social

insurance,

passport number

or other

identification

number,

salary,

nationality,

job
title, any

shares of

Stock or directorships

held in

the Company or

any affiliated

company,

details of

all Restricted
Stock Units

or any

other entitlement

to shares

of Stock

awarded,

canceled, exercised,

settled, vested,

unvested or
outstanding

in

the

Participant’s

favor,

which

the

Company

receives

from

the

Participant

or

the

Employer

(the
“Data”).

The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual
obligations under this Agreement, implementing, administering and managing the Participant’s participation in the
Plan and facilitating compliance with applicable tax and securities law.

If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company

is the

necessity of

the processing

for the

Company to

perform its

contractual obligations

under
this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,
administering employee equity awards and

complying with its contractual and statutory obligations.

If the

Participant is based

in any

other jurisdiction, the

legal basis for

the processing of

the Data by

the Company
is the Participant’s

consent as further described below.
(b)
Stock Plan Administration

Service Providers.

The Company transfers

Data to E*TRADE

Financial Corporate
Services, Inc. (including

its affiliated companies),

an independent service

provider which

assists the Company
with the implementation, administration and management of the Plan.

In the future, the Company may select a
different

service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The
Company’s

service

provider

will

maintain

an

account

for

the

Participant

to

administer

the

Restricted

Stock
Units. The processing of Data will take place through both electronic and non-electronic means. Data will only
be

accessible

by

those

individuals

requiring

access

to

it

for

purposes

of

implementing,

administering

and
operating the Plan.
(c)
International Data Transfers. The Company

and its service providers are based

in the United States and India.
The Participant’s

country or jurisdiction may have different

data privacy laws and protections

than the United
States and

India. An

appropriate

level of

protection

can be

achieved by

implementing safeguards

such as

the
Standard Contractual Clauses adopted by

the EU Commission.
If

the

Participant

is

based

in

any

other

jurisdiction,

the

Data

will

be

transferred

from

the

Participant’s
jurisdiction

to

the

Company

and

onward

from

the

Company

to

any

of

its

service

providers

based

on

the
Participant’s

consent, as further described below.
(d)
Data Retention. The Company

will use the Data

only as long

as necessary to implement, administer

and manage
the

Participant’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or

regulatory

obligations,
including tax

and securities

laws.

When the

Company no

longer needs

the Data,

the Company

will remove

it
from its

systems.

If the Company

keeps data longer,

it would be

to satisfy legal

or regulatory

obligations and
the Company’s

legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United
Kingdom) or the Participant’s

consent (if the Participant is outside the EU, EEA or United Kingdom).
(e) Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject

to the conditions

set out in

the applicable law

and depending on

where the

Participant is
based,

such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the
Company, (ii)

rectification of incorrect

Data, (iii) deletion of

Data, (iv) restrictions

on the processing

of Data,
(v) object to the processing of Data

for legitimate interests, (vi) portability

of Data, (vii) lodge complaints with
competent

authorities

in

the

Participant’s

jurisdiction,

and/or

to

(viii)

receive

a

list

with

the

names

and
addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)
Necessary Disclosure of Personal Data.

The Participant understands that providing the Company

with Data is
necessary for

the performance

of the

Agreement

and that

the Participant’s

refusal to

provide

the Data

would
make

it

impossible

for

the

Company

to

perform

its

contractual

obligations

and

may

affect

the

Participant’s
ability to participate in the Plan.
(g)
Declaration of Consent (if the

Participant is outside the EU,

EEA and United Kingdom). The

Participant hereby
unambiguously consents to the

collection, use and transfer, in electronic or other

form, of the

Data, as described
above

and

in any

other

grant

materials,

by

and

among,

as applicable,

the

Employer,

the Company

and

any
affiliated company

for the

exclusive purpose

of implementing,

administering and

managing the

Participant’s
participation in the Plan. The Participant understands that

the Participant may, at any time, refuse or withdraw
the consents herein,

in any case

without cost, by

contacting HR Direct.

If the Participant

does not consent

or
later seeks to

revoke the Participant’s consent, the Participant’s employment status or service with the Employer
will not

be

affected;

the

Participant’s

consequence

of

refusing

or

withdrawing

consent

is

that

the

Company
would not be able to award the Participant

Restricted Stock Units or any other equity award

to the Participant
or administer

or maintain

such awards.

Therefore,

the Participant

understands that

refusing or

withdrawing
consent may affect

the Participant’s ability to participate in

the Plan. For

more information on the

consequences
of refusal to consent or withdrawal of consent,

the Participant should contact HR Direct.
10.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.

11.
Insider Trading; Market Abuse Laws
. By participating in the Plan, the

Participant agrees to comply with the Company’s policy
on insider

trading (to

the extent that

it is applicable

to the

Participant), the

Participant further

acknowledges that,

depending on
the Participant’s or his or her broker’s country

of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market

abuse laws that may affect the

Participant’s ability to accept, acquire, sell or otherwise
dispose of

shares of Stock,

rights to shares

of Stock (e.g.,

restricted stock units)

or rights linked

to the value

of shares of

Stock,
during such

times the

Participant is

considered to

have “inside

information” regarding

the Company

as defined

by the

laws or
regulations in the Participant’s country.

Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from
(i) disclosing the

inside information

to any

third party

(other than

on a

“need to

know” basis)

and (ii) “tipping”

third parties

or
causing

them otherwise

to buy

or sell

securities. The

Participant

understands

that third

parties include

fellow employees.

Any
restriction under

these laws

or regulations

are separate

from and

in addition

to any

restrictions that

may be

imposed under

any
applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor

on this matter.
12.
Electronic Delivery
. The Participant agrees, to

the fullest extent permitted by

law, in lieu of receiving documents in

paper format,
to

accept

electronic

delivery

of

any

documents

that

the

Company

and

its

Subsidiaries

or

affiliated

companies

may

deliver

in
connection

with

this

grant

and

any

other

grants

offered

by

the

Company,

including

prospectuses,

grant

notifications,

account
statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a

document

may

be

made

via

the
Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent
administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.
English Language
. The Participant acknowledges and agrees that

it is the Participant’s express intent that this Agreement

and the
Plan and all other documents, notices

and legal proceedings entered into, given or

instituted pursuant to the Restricted Stock Units
be drawn

up in

English. To

the extent

the Participant

has been

provided with

a copy

of this

Agreement, the

Plan, or

any other
documents relating

to this

Award

in a

language other

than English,

the English

language documents

will prevail

in case

of any
ambiguities or divergences as a result of translation.
14. Addendum.
Notwithstanding any

provisions in this

Agreement, the Restricted

Stock Units shall

be subject to

any special terms
and conditions

set forth

in the

Country-Specific

Addendum to

this Agreement

(the “Addendum”).

Moreover,

if the

Participant
transfers to one

of the countries included

in such Addendum,

the special terms

and conditions for

such country will

apply to the
Participant, to

the extent the

Company determines

that the application

of such terms

and conditions is

necessary or

advisable to
comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions
as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.
Not

a

Public

Offering
.

The

award

of

the

Restricted

Stock

Units

is

not

intended

to

be

a

public

offering

of

securities

in

the
Participant’s

country

of

employment

(or

country

of

residence,

if

different).

The

Company

has

not

submitted

any

registration
statement,

prospectus

or other

filings

with

the

local securities

authorities

(unless

otherwise

required

under

local

law), and

the
award of the

Restricted Stock Units

is not subject

to the supervision

of the local

securities authorities.
No employee of

the Company
or any

of its Subsidiaries

or affiliated

companies is

permitted to

advise the

Participant on

whether he/she

should participate

in
the Plan.

Acquiring shares

of Stock involves

a degree

of risk. Before

deciding to

participate in the

Plan, the

Participant should
carefully

consider

all risk

factors relevant

to the

acquisition

of shares

of Stock

under

the Plan

and carefully

review

all of

the
materials related

to the

Restricted Stock

Units and

the Plan.

In addition,

the Participant

should consult

with his/her

personal
advisor for professional investment advice.
16. Repatriation; Compliance with Law.

The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country

of
employment (and country of residence, if different).

In addition, the Participant agrees to take any and

all actions, and consent to
any and

all actions taken

by the Company

and any of

its Subsidiaries and

affiliated companies,

as may be

required to

allow the
Company

and

any

of

its

Subsidiaries

and

affiliated

companies

to

comply

with

local

laws,

rules

and/or

regulations

in

the
Participant’s

country of

employment (and

country of

residence, if

different).

Finally,

the Participant

agrees to

take any

and all
actions as may be required

to comply with the Participant’s

personal obligations under local

laws, rules and/or regulations

in the
Participant’s country of

employment and country of residence, if different).
17.
Imposition

of

Other

Requirements.

The

Company

reserves

the

right

to

impose

other

requirements

on

the

Participant’s
participation

in the

Plan, on

the Restricted

Stock Units,

and

on any

shares of

Stock acquired

under the

Plan, to

the extent

the
Company

determines it

is necessary

or advisable

for legal

or administrative

reasons, and

to require

the Participant

to sign

any
additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. Committee’s Powers.
No provision contained in

this Agreement shall in

any way terminate, modify

or alter, or

be construed or
interpreted as terminating,

modifying or altering

any of the

powers, rights or

authority vested in

the Committee or,

to the extent
delegated, in

its delegate, pursuant

to the terms

of the Plan

or resolutions

adopted in furtherance

of the Plan,

including, without
limitation, the right to make

certain determinations and elections with

respect to the Restricted Stock

Units. Any dispute regarding
the interpretation

of this Agreement

or the terms

of the Plan

shall be submitted

to the Committee

or its delegate

who shall have
the discretionary

authority

to construe

the terms

of this

Agreement,

the Plan,

and all

documents

ancillary

to this

Award.

The
decisions of the

Committee or its delegate

shall be final and binding

and any reviewing court

of law or other

party shall defer to
its decision, overruling

if, and only if, it

is arbitrary and capricious.

In no way is it

intended that this review

standard subject the
Plan or Award

to the U.S. Employee Retirement Income Security Act
.
19. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law

and Forum
. Without

limiting the

effect of

section 17,

this Agreement

shall be

governed by,

and construed

in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21. Severability
. The provisions of this Agreement are severable and

if any one or more of the

provisions are determined to be illegal
or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum

extent legally

possible, and

if it cannot

be so

reformed and

construed, as

if such

unenforceable provision,

or part
thereof, had never been contained herein.

22.
Waiver
. The waiver

by the Company

with respect to

Employee’s

(or any other

participant’s)

compliance with

any provision of
this Agreement shall not

operate or be construed

as a waiver

of any other provision

of this Agreement, or

of any subsequent breach
by such party of a provision of this Agreement.
A copy

of the

Plan and

the Prospectus

to the

General Mills,

Inc. 2022

Stock Compensation

Plan is

available on

G&Me by

searching
“2022 Stock

Compensation Plan”.

A copy

of the

Company’s

latest Annual

Report on

Form 10-K

is also

available on

the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.